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Exhibit 10.13

VISTA EXPLORATION CORPORATION
a Colorado corporation

STOCK SUBSCRIPTION AND PURCHASE AGREEMENT

Series A Convertible Preferred Stock,
no par value,

and

Warrants to purchase Common Stock,
no par value

THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK ("SHARES") OF VISTA EXPLORATION CORPORATION, A COLORADO CORPORATION (THE "CORPORATION"), OR THE WARRANTS TO PURCHASE COMMON STOCK OF THE CORPORATION (THE "WARRANTS") REFERRED TO IN THIS STOCK SUBSCRIPTION AND PURCHASE AGREEMENT IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SALE.

THE SHARES AND THE WARRANTS REFERRED TO IN THIS STOCK SUBSCRIPTION AND PURCHASE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES AND WARRANTS ARE BEING OFFERED AND SOLD PURSUANT TO AN APPLICABLE EXEMPTION UNDER THE ACT.

A PURCHASER OF SHARES OR WARRANTS MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES AND THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE ACT, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE CORPORATION TO REGISTER THE SHARES OR THE WARRANTS UNDER THE ACT. NO PUBLIC OR OTHER MARKET IS EXPECTED TO DEVELOP FOR THE SHARES OR THE WARRANTS.

THE SHARES AND THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND ANY TRANSFER OF THE SHARES OR THE WARRANTS ALSO MUST COMPLY WITH ANY APPLICABLE STATE SECURITIES LAWS. THE WARRANTS ARE NOT TRANSFERABLE WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION.

VISTA EXPLORATION CORPORATION
a Colorado corporation

STOCK SUBSCRIPTION AND PURCHASE AGREEMENT

To:
Vista Exploration Corporation
11011 King Street, Suite 260
Overland Park, Kansas 66210
Attn: Charles A. Ross

Ladies and Gentlemen:

        Subject to the terms and conditions hereof, by delivery of this executed Stock Subscription and Purchase Agreement (this "Agreement"), the undersigned (the "Investor") hereby agrees to tender this subscription for the number of shares ("Shares") of Series A Convertible Preferred Stock, no par value (the "Preferred Stock"), of Vista Exploration Corporation, a Colorado corporation ("Corporation"), and the number of warrants (the "Warrants") to purchase shares of the Corporation's Common Stock, no par value, set forth on the signature page hereto. The undersigned understands that the purchase price of the Shares of Preferred Stock is $6.00 per Share (the "Purchase Price") and each Share of Preferred Stock is convertible into eight (8) shares of Corporation Common Stock. The undersigned also understands that he, she or it will be entitled to receive one (1) Warrant to purchase eight (8) shares of Corporation Common Stock for $1.80 per share for every Share of Preferred Stock purchased by the undersigned. The undersigned encloses a check payable to "Vista Exploration Corporation" for the total amount set forth on the signature page hereto. By executing this Agreement, the undersigned agrees to be bound by all of the terms, provisions, warranties and conditions contained herein. It is understood and agreed that the Corporation has the right to accept or reject this subscription, in whole or in part, in its sole and absolute discretion. The undersigned understands that this Agreement is not binding upon the Corporation until accepted in writing by the Corporation.

        By execution below, the undersigned acknowledges the accuracy and completeness of the representations contained herein and the undersigned will notify the Corporation immediately of any material change in any such information.

        1.     Representations and Warranties of the Undersigned.    The undersigned hereby represents and warrants to the Corporation as follows:

    (a)
    The Corporation has made available all information which the undersigned has requested in connection with the purchase of the Shares and the Warrants and the undersigned has been afforded an opportunity to ask questions of and receive answers from the Corporation concerning the terms and conditions of the purchase of the Shares and the Warrants and concerning the Corporation and the opportunity to obtain any additional information necessary to verify the accuracy of information otherwise furnished by the Corporation; all of the information so requested has been provided, and the undersigned requires no additional information to evaluate the merits and risks of an investment in the Corporation.

    (b)
    The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquisition of the Shares and the Warrants and of making an informed investment decision with respect thereto; the undersigned has reviewed all of the information provided by the Corporation and by virtue of such review understands the merits and risks of an investment in the Shares and the Warrants.

    (c)
    The undersigned acknowledges that the Corporation's counsel has prepared this Agreement at the direction of the Board of Directors of the Corporation and he, she or it has received no representation from the Corporation's counsel about the personal tax consequences of this Agreement. The undersigned has relied upon his, her or its own legal and tax counsel to the extent he, she or it deems necessary as to all matters and questions concerning the purchase of the Shares and the Warrants and has not relied upon any opinion of the Corporation, its counsel or accountants. Furthermore, the undersigned has obtained, to the extent he, she or it deems necessary, the undersigned's own professional advice with respect to the risks involved with the investment in the Shares and the Warrants, and the suitability of the investment in the Shares and the Warrants in light of his, her or its financial condition and investment needs.

    (d)
    The undersigned's financial condition is such that the undersigned is able to bear the risk of holding the Shares and the Warrants for an indefinite period of time and the risk of loss of the entire investment in the Corporation. The undersigned believes that the investment in the Shares and the Warrants is suitable for him, her or is based upon his, her or its investment objectives and financial needs, and has adequate means for providing for current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares and the Warrants.

    (e)
    The Shares and the Warrants are being acquired for the undersigned's own account for investment, with no intention of distributing or selling any portion thereof within the meaning of the Act, and will not be transferred by him, her or it in violation of the Act or the then applicable rules or regulations thereunder.

    (f)
    The undersigned is aware that his, her or its rights to transfer the Shares and the Warrants are restricted by the Act and applicable state securities laws, that the Warrants are not transferable without prior consent of the Corporation, and the undersigned will not offer for sale, sell or otherwise transfer the Shares or the Warrants without complying with all applicable provisions; the undersigned understands that the certificates representing the Shares and the Warrants purchased will bear restrictive legends referring to the restrictions on transfer thereof resulting from their issuance without registration under the securities laws and to any restriction on transfer set forth in the Corporation's Articles of Incorporation, as amended, or any applicable Bylaw or contract provision.

    (g)
    The undersigned recognizes that the Corporation has little financial and operating history and the investment in the Shares and the Warrants is speculative and involves a high degree of risk of loss of the entire investment in the Corporation. The undersigned has taken full cognizance of and understands all of the risk factors related to the purchase of the Shares and the Warrants, including, but not limited to, those set forth under the caption "Risk Factors" in the Offering Memorandum of the Corporation dated January 21, 2004.

    (h)
    The undersigned acknowledges and is aware of the following:

    (i)
    The Shares and the Warrants will not be, and investors in the Corporation have no rights to require that the Shares and the Warrants be, registered under the Act or the Securities Exchange Act of 1934, as amended, and the undersigned may have to hold the Shares and the Warrants indefinitely, and it may not be possible for the undersigned to liquidate the investment in the Corporation;

    (ii)
    No state or federal agency has made any finding or determination as to the fairness of the terms of the offering and sale of the Shares and the Warrants, nor has any state or federal agency recommended or endorsed the Shares or the Warrants;

    (iii)
    Neither the Corporation nor any of its officers, directors, employees, agents or advisors or others have, in connection with this investment, indicated that the Corporation will attain any specified level of profit or loss at any time, and the undersigned has not relied upon any such statement made by anyone in the making of this investment;

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      (iv)
      No general advertising or solicitation has been employed by the Corporation in connection with the sale of the Shares and the Warrants hereby offered by the Corporation;

      (v)
      The relative rights, designations, limitations and preferences of the Shares and the Warrants are as set forth in the Corporation's Articles of Incorporation, as amended, a copy of which has been previously provided to the undersigned; and

      (vi)
      The undersigned is a resident of the State set forth on the signature page hereto.

    (i)
    The foregoing representations and warranties, and all other statements contained elsewhere in this Agreement, are true and accurate as of this date and shall survive such date. If in any respect such representations and warranties or statements shall not be true and accurate prior to the Corporation's acceptance of this subscription, the undersigned shall give immediate written notice of such fact to the Corporation, specifying which representations and warranties or statements are not true and accurate and the reasons therefor.

        2.     Representation as to Accredited Investor Status.    The undersigned represents to the Corporation that the undersigned is an "accredited investor" within the meaning of Regulation D.

        3.     Indemnification.    The undersigned acknowledges that he, she or it understands the meaning and legal consequences of the representations and warranties and statements made by the undersigned herein, and the Corporation is relying on such representations and warranties and statements in making its determination to accept or reject this subscription. The undersigned hereby agrees to indemnify and hold harmless the Corporation, its officers and directors and each employee or agent thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty or inaccuracy of any statement made by the undersigned in this Agreement.

        4.     Transferability.    The undersigned agrees not to transfer or assign this Agreement, or any interest herein, and further agrees that the assignment and transferability of the Shares and the Warrants acquired pursuant hereto shall be made only in accordance with applicable legal provisions.

        5.     No Revocation.    The undersigned agrees that this Agreement and any agreement of the undersigned made hereunder is irrevocable, and this Agreement shall survive the death or disability of the undersigned, except as provided below under Section 6.

        6.     Termination of Agreement.    If this subscription is rejected by the Corporation, then and in any such event this Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

        7.     Applicable Law.    This Agreement shall be enforced, governed and construed in all respect in accordance with the laws of the State of Colorado. If for any reason any provisions hereof are determined to be invalid or contrary to existing or future law, such invalidity shall not impair the operation or effect of those portions of the Agreement which are valid.

[Signature Page Follows]

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Dated as of , 2004
Number of Shares Subscribed For
Number of Warrants Subscribed For
Total Subscription Amount
I am a resident of the State of
Signature

(Name as stock certificate is to be issued)
ADDRESS:
Number and Street
City/State/Zip Code
Telephone Number
Social Security or Taxpayer I.D. Number
Subscription ☐ Accepted ☐ Not Accepted this day of , 2004.
Vista Exploration Corporation
By:

,

VISTA EXPLORATION CORPORATION
STOCK ISSUANCE LETTER

Instructions as to how Stock Certificate and Warrant are to be issued and held.

Name(s):

Street Address:

City, State, Zip Code:

Social Security or Tax ID Number(s):

Phone/Fax Number(s):

E-Mail Address:

☐	Individual	☐	Joint Tenancy	☐	Tenants in Common
☐	Corporation	☐	Limited Liability Company
☐	Limited Partnership	☐	Trust
☐	Gift to Minor	☐	Other (please specify below)
Special Instructions:

THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS UNDER SUCH ACT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

VISTA EXPLORATION CORPORATION

COMMON STOCK WARRANT

Warrant to Purchase Shares of	, 2004
Common Stock

        This certifies that pursuant to the terms of this Common Stock Warrant (this "Warrant"), for value received, VISTA EXPLORATION CORPORATION, a Colorado corporation (the "Company"), hereby grants to                                                 (the "Holder"), or its registered assigns, the right to purchase from the Company                                                 (                        ) shares of the Company's Common Stock (the "Common Stock"), at a price of $1.80 per share (the "Exercise Price"), in consideration of the Holder's purchase of shares of Class A Convertible Preferred Stock pursuant to that certain Private Placement Memorandum dated January 21, 2004.

        1.    Exercise of Warrant.

          1.1    Exercise Period.    Holder may exercise this Warrant, in whole or in part, at any time and from time to time after its Date of Issuance (as defined below) and prior to 5:00 p.m. (central standard time) on                        , 2009 (the "Exercise Period").

          1.2    Procedure for Exercising Warrant.

            (a)   This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

                (i)  A completed Exercise Agreement, as described in Section 1.3 below, executed by the person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

               (ii)  This Warrant;

              (iii)  If this Warrant is not registered in the name of the Purchaser, an Assignment in the form set forth in Exhibit B, evidencing the assignment of this Warrant to the Purchaser and the consent of the Company thereto; and

              (iv)  A check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

            (b)   Certificates representing shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within 10 days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised. Company will deliver such new Warrant to the person designated to receive it in the Exercise Agreement.

            (c)   The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

            (d)   The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares.

          1.3    Exercise Agreement.    The Exercise Agreement will be substantially in the form set forth in Exhibit A hereto, except that if the shares of Common Stock are not to be issued in the name of the Holder, the Exercise Agreement will also state the name of the person to whom the certificates representing the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it will also state the name of the person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

          1.4    Fractional Shares.    The Company is not required to issue any fraction of a share of Common Stock upon exercise of this Warrant.

          1.5    Securities Acts Compliance.    As a condition to its delivery of the certificates representing the Common Stock, the Company may require the Purchaser to deliver to the Company, in writing, representations regarding the Purchaser's sophistication, investment intent, acquisition for his, her or its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering, and Company may place conspicuously upon each certificate representing the Common Stock a legend restricting the assignment, transfer or other disposition of the shares of Common Stock, unless such shares have been registered or qualified under the Act and applicable blue sky laws or there has been delivered to the Company an opinion of counsel, satisfactory to the Company, to the effect that such registration and qualification is not required.

        2.    Adjustment in Shares of Common Stock and Exercise Price.    The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price per share are subject to adjustment from time to time as provided in this Section 2; provided, however, that the Exercise Price per share will not be less than the $.01 per share.

          2.1    Subdivision or Combination of Shares.    If the Company at any time subdivides its outstanding shares of Common Stock into a greater number of shares (including a stock split effected as a stock dividend) or combines its outstanding shares of Common Stock into a lesser number of shares, the number of shares issuable upon exercise of this Warrant will be adjusted to such number as is obtained by multiplying the number of shares issuable upon exercise of this Warrant immediately prior to such subdivision or combination by a fraction, the numerator of which is the aggregate number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination and the denominator of which is the aggregate number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the Exercise Price will be correspondingly adjusted to such amount as will, when multiplied by the number of shares issuable upon full exercise of this Warrant (as increased or decreased to reflect each subdivision or combination of outstanding shares of Common Stock, as the case may be), equal the product of the Exercise Price in effect immediately prior to such subdivision or combination multiplied by the number of shares issuable upon exercise of this Warrant immediately prior to such subdivision or combination.

          2.2    Effect of Sale, Merger or Consolidation.    If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets to another corporation, is effected after the date hereof in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and

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  adequate provision will be made whereby the Holder will thereafter have the right to purchase and receive, upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant, and in any such case appropriate provision will be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares issuable upon the exercise of this Warrant) will thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant. The Company will not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets assumes, by written instrument executed and delivered to the Holder at its last address appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing sentence, the Holder may be entitled to purchase.

          2.3    Notice to Holder of Adjustment.    Whenever the number of shares purchasable upon exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company will cause to be mailed to the Holder notice setting forth the adjusted number of shares purchasable upon the exercise of the Warrant and the adjusted Exercise Price and showing in reasonable detail the computation of the adjustment and the facts upon which such adjustment is based.

        3.    Prior Notice as to Certain Events.    In the event the Company pays any dividend payable in cash or stock upon its Common Stock or makes any distribution to the holders of its Common Stock, then the Company will give prior written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such holder as shown on the books of Company, of the date on which (i) the books of Company will close or a record taken for such dividend or distribution. Such notice will also specify the date as of which the holders of the Common Stock of record will participate in said dividend or distribution. Such written notice will be given not less than 20 days prior to the record date in respect thereto.

        4.    Reservation of Common Stock.    Not later than the date hereof, the Company will have authorized Common Stock in an amount sufficient to permit the exercise in full of this Warrant. At all times from and after such date, the Company will reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit such exercise. Upon issuance, such shares of Common Stock will be validly issued, fully paid and nonassessable.

        5.    No Voting Rights; Limitations of Liability.    This Warrant does not confer upon the holder hereof any voting rights or other rights as a stockholder of the Company, either at law or equity. The rights of the Holder are limited to those expressed herein and the Holder by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock purchasable by exercise hereof or as a stockholder of Company.

        6.    Restrictions on Transfer of Warrant.

          (a)   This Warrant and the Holder's rights hereunder may not be transferred, assigned or subjected to a pledge or security interest without the prior written consent of the Company and unless transferred by surrender of this Warrant with a properly executed Assignment (in the form

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  of Exhibit B hereto) at the principal office of the Company. If the Company determines that the proposed assignment is permitted pursuant to the provisions hereof and the requirements of applicable securities law, the Company will register the assignment of this Warrant in accordance with the information contained in the Assignment and will, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such assignment instrument and this Warrant will promptly be cancelled. Conditions to the transfer of this Warrant or any portion thereof will be that (i) the Holder must deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer will not be in violation of the Act or of any applicable state law and that (ii) the proposed transferee deliver to the Company his, her or its written agreement to accept and be bound by all of the terms and conditions of this Warrant. The date the Company initially issues this Warrant will be deemed to be the "Date of Issuance" of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

          (b)   The Holder acknowledges that this Warrant has not been registered under the Act, and, except in the limited instance described in Section 6(a) above, agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Common Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Common Stock under the Act, or (ii) an opinion of counsel for Company to the effect that such registration is not, under the circumstances, required.

        7.    Miscellaneous.

          7.1    Waiver.    No delay or failure of the Holder in exercising any right, power, privilege or remedy under this Warrant will affect such right, power, privilege or remedy or be deemed to be a waiver of the same or any part thereof, nor will any single or partial exercise thereof or any failure to exercise the same in any instance preclude any further or future exercise thereof, or the exercise of any other right, power, privilege or remedy.

          7.2    Notices.    All notices, requests and consents hereunder must be in writing. Notices, requests and consents to the Company will be effectively given and delivered when (a) sent by facsimile to the Company at (913) 469-1662 or (b) mailed by first class mail, postage prepaid, to the Company at its offices at 11011 King Street, Suite 260, Overland Park, Kansas 66210. Notices, requests, and consents to the Holder will be effectively given and delivered when sent by facsimile or mailed by first class mail, postage prepaid, to the Holder at the facsimile number or address of the Holder appearing on the books and records of the Company. Either party by notice to the other may from time to time change the facsimile number or address for any such notice, request, or consent.

          7.3    Governing Law; Venue.    This Warrant and all rights and obligations hereunder, including matters of construction, validity, and performance, will be governed by and construed and interpreted in accordance with the laws of the State of Kansas, without regard to the choice or conflicts of laws rules of such state. The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Agreement will be in any federal or state court in the State of Kansas having subject matter jurisdiction.

          7.4    Successors.    This Warrant will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Warrant may not be assigned without the prior written consent of the Company as set forth in Section 6.

          7.5    Headings and Exhibits.    The headings used in this Warrant are for convenience only and will not constitute a part of this Warrant. All of the exhibits attached hereto are incorporated herein and made a part of this Warrant by reference thereto.

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        IN WITNESS WHEREOF, this Warrant has been executed and delivered by a duly authorized representative of the Company on the day and year first above written.

VISTA EXPLORATION CORPORATION
By:

5

EXHIBIT A

Exercise Agreement

To: VISTA EXPLORATION CORPORATION	Dated:

        The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase                        shares of the Common Stock covered by such Warrant and makes payment herewith in full for such Common Stock at the price per share provided by such Warrant.

        The undersigned requests that a certificate for the shares of Common Stock be issued as follows:

Name:

Address:

and, if said number of shares is not all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance of the remaining shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Name:

Address:

Dated:
HOLDER:
Signature:

EXHIBIT B

Assignment

        To be executed by the registered Holder to request a permitted transfer of the attached Warrant.

FOR VALUE RECEIVED
("Assignor")

hereby sells, assigns and transfers unto
("Assignee")
(Name)
(Address)

the right to purchase shares of Common Stock of VISTA EXPLORATION CORPORATION evidenced by the attached Warrant, together with all right, title and interest therein, and does irrevocably constitute and appoint                                                 attorney to transfer the said right on the books of said corporation with full power of substitution in the premises.

Date:	Assignor:

By

Its

Signature:

APPROVED:	VISTA EXPLORATION CORPORATION
Date:
By

Its

Signature

QuickLinks

VISTA EXPLORATION CORPORATION a Colorado corporation STOCK SUBSCRIPTION AND PURCHASE AGREEMENT Series A Convertible Preferred Stock, no par value, and Warrants to purchase Common Stock, no par value
VISTA EXPLORATION CORPORATION a Colorado corporation STOCK SUBSCRIPTION AND PURCHASE AGREEMENT
VISTA EXPLORATION CORPORATION STOCK ISSUANCE LETTER
VISTA EXPLORATION CORPORATION COMMON STOCK WARRANT
EXHIBIT A Exercise Agreement
EXHIBIT B Assignment